                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ]    Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e) (2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                            Waypoint Financial Corp.
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                (name of Registrant as Specified in the Charter)


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                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

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
                          Waypoint Financial Corp. logo


April 20, 2004


Dear Stockholder:

         We cordially invite you to attend the 2004 Annual Meeting of Stockholders of Waypoint Financial Corp. (the "Company"). The Annual Meeting will be held at the Wyndham Harrisburg-Hershey Hotel (formerly known as the Harrisburg-Hershey Marriott Hotel), 4650 Lindle Road, Harrisburg, Pennsylvania, at 9:00 a.m., local time, on May 20, 2004.

         The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the Annual Meeting we will also report on the operations of the Company. Directors and officers of the Company will be present to respond to any questions that stockholders may have.

         The business to be conducted at the Annual Meeting includes the election of four directors.

         The Board of Directors of the Company has determined that election of the director nominees at the Annual Meeting is in the best interests of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each director nominee.

         Also enclosed for your review is our Annual Report on Form 10-K, which contains detailed information concerning the activities and operating performance of the Company. On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting.


Sincerely,


S// Charles C. Pearson, Jr.
----------------------------
Charles C. Pearson, Jr.
Chairman of the Board

                            WAYPOINT FINANCIAL CORP.
                             235 North Second Street
                         Harrisburg, Pennsylvania 17101
                                 (717) 236-4041

                                    NOTICE OF
                       2004 ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held On May 20, 2004

         Notice is hereby given that the 2004 Annual Meeting of Waypoint Financial Corp., (the "Company") will be held at the Wyndham Harrisburg-Hershey Hotel (formerly known as the Harrisburg-Hershey Marriott Hotel), 4650 Lindle Road, Harrisburg, Pennsylvania on May 20, 2004 at 9:00 a.m. Pennsylvania time.

         A Proxy Card and a Proxy Statement for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon:

         The election of four directors of the Company; and

such other matters as may properly come before the Meeting or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on the foregoing proposals at the Meeting on the date specified above or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on April 2, 2004, are the stockholders entitled to vote at the Meeting and any adjournments thereof.

         EVEN IF YOU DO NOT PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY THAT YOU GIVE MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. YOU MAY REVOKE A PROXY BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. IF YOU ATTEND THE MEETING YOU MAY REVOKE YOUR PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOUR SHARES ARE NOT REGISTERED IN YOUR NAME YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                                By Order of the Board of Directors



                                S// Richard C. Ruben
                                ----------------------------
                                Richard C. Ruben
                                Executive Vice President and Corporate Secretary
Harrisburg, Pennsylvania
April 20, 2004


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A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS
REQUIRED IF MAILED WITHIN THE UNITED STATES.
-------------------------------------------------------------------------------

                                 PROXY STATEMENT

                            WAYPOINT FINANCIAL CORP.
                             235 North Second Street
                         Harrisburg, Pennsylvania 17101
                                 (717) 236-4041


                       2004 ANNUAL MEETING OF STOCKHOLDERS
                                  May 20, 2004

         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Waypoint Financial Corp. (the "Company") to be used at the Company's 2004 Annual Meeting of Stockholders (the "Meeting") which will be held at the Wyndham Harrisburg-Hershey Hotel (formerly known as the Harrisburg-Hershey Marriott Hotel), 4650 Lindle Road, Harrisburg, Pennsylvania, on May 20, 2004, at 9:00 a.m., Pennsylvania time, and all adjournments of the Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about April 20, 2004.

                              REVOCATION OF PROXIES

         Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. YOU MUST SIGN AND RETURN YOUR PROXY TO THE COMPANY IN ORDER FOR YOUR VOTE TO BE COUNTED. PROXIES RECEIVED BY THE COMPANY WHICH ARE SIGNED, BUT CONTAIN NO INSTRUCTIONS FOR VOTING, WILL BE VOTED "FOR" THE PROPOSALS SET FORTH IN THIS PROXY STATEMENT FOR CONSIDERATION AT THE MEETING.

         Proxies may be revoked by sending written notice of revocation to the Secretary of the Company, Richard C. Ruben, at the address of the Company shown above, or by returning a duly executed proxy bearing a later date. The presence at the Meeting of any stockholder who had given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         Holders of record of the Company's common stock, par value $.01 per share (the "Common Stock"), as of the close of business on April 2, 2004 (the "Record Date") are entitled to one vote for each share then held. As of the Record Date, there were 33,360,844 shares of Common Stock issued and outstanding. The presence in person or by proxy of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present.

         As to the election of directors, the Proxy Card being provided by the Board of Directors enables a stockholder to vote FOR the election of the nominees proposed by the Board, or to WITHHOLD AUTHORITY to vote for the nominees being proposed. Directors are elected by a plurality of votes cast without regard to either broker non-votes or proxies as to which the authority to vote for the nominees being proposed is withheld.

         Persons and groups who beneficially own in excess of 5% of the Common Stock are required to file certain reports with the Securities and Exchange Commission (the "SEC") regarding such ownership pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"). The following table sets forth, as of December 31, 2003, the shares of Common Stock beneficially owned by executive officers and directors as a group and by each person who was the beneficial owner of more than 5% of the outstanding shares of Common Stock.

                                                             AMOUNT OF SHARES
                                                             OWNED AND NATURE       PERCENT OF SHARES
         NAME AND ADDRESS OF                                   OF BENEFICIAL         OF COMMON STOCK
          BENEFICIAL OWNERS                                    OWNERSHIP (1)           OUTSTANDING
         -------------------                                -----------------       -----------------
Executive officers and directors as a group                     4,140,934                   10.3%
  (20 persons)                                                  ---------                   -----

 (1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner for purposes of this table, of any shares of Common Stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares, and includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting or investment power.




                       PROPOSAL TO ELECT DIRECTOR NOMINEES

       The Company's Board of Directors consists of 13 members. The Company's bylaws provide that approximately one-third of the directors are to be elected annually. Directors of the Company are generally elected to serve for a three-year period, or a shorter period if the director is elected to fill a vacancy, and until their respective successors shall have been elected and shall qualify. Four directors will be elected at the Meeting and will serve for a three-year term and until their successors have been elected and qualified. The Board of Directors has nominated Charles C. Pearson, Jr., Randall L. Horst, Robert L. Simpson and Frank R. Sourbeer to serve as directors for three-year terms. All of the nominees are currently members of the Board of Directors.

The table below sets forth certain information regarding the composition of the Company's Board of Directors as of March 31, 2004, including the terms of office of Board members, and information as to beneficial ownership as of December 31, 2003. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominee) will be voted at the Meeting for the election of the nominees identified below. If the nominees are unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominees might be unable to serve if elected. Except as indicated herein, there are no arrangements or understandings between the nominees and any other person pursuant to which such nominees were selected.

                                                                                   Shares of
                                                                                 Common Stock
                                      Positions       Director   Current Term    Beneficially    Percent
     Name (1)                    Age    Held           Since      to Expire       Owned (2)      Of Class
     --------                    ---  ---------        -----      ---------       ---------      --------
                                                       NOMINEES

Charles C. Pearson, Jr. (3)      64   Chairman         1998          2004           534,305         1.25%
Randall L. Horst                 43   Director         2002          2004             1,586           *
Robert L. Simpson (4)            58   Director         2000          2004            71,577           *
Frank R. Sourbeer (5)            54   Director         1997          2004           102,032           *


                                            DIRECTORS CONTINUING IN OFFICE

Cynthia A. Dotzel (6 )           50   Director         2000          2005           422,925           *
Randall A. Gross (7)             59   Director         2000          2006           227,718           *
William E. McClure, Jr. (8)      62   Director         1997          2006            82,508           *
Robert E. Poole (9)              53   Director         1998          2005            94,740           *
Robert W. Pullo (10)             64   Director         2000          2006         1,409,369         3.3%
Byron M. Ream (11)               60   Director         2000          2005           195,551           *
William A. Siverling (12)        62   Director         1997          2005            80,497           *
Donald B. Springer (13)          68   Director         1997          2006            65,262           *
David E. Zuern (14 )             54  President/CEO     2000          2006           222,904           *
                                      Director

                                      EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

James H. Moss (15)               50   SEVP, CFO         N/A           N/A           373,752           *
Andrew Samuel (16)               42     SEVP            N/A           N/A            35,616           *
Richard C. Ruben (17)            60   EVP, CLO          N/A           N/A            73,706           *
                                     Corp. Secretary
Jane B. Tompkins (18)            52    EVP of           N/A           N/A            56,670           *
                                     Waypoint Bank
Robert P. O'Hara (19)            52    EVP of           N/A           N/A            18,731           *
                                     Waypoint Bank
Ray D. Mead (20)                 56    EVP of           N/A           N/A            21,494           *
                                     Waypoint Bank
Donald L. Wiest, II (21)         50    EVP of           N/A           N/A            50,131           *
                                   of Waypoint Bank

---------------
footnotes on following page

*      Less than 1%.

------------------

(1) The mailing address for each person listed is 235 North Second Street, Harrisburg, Pennsylvania 17101.

(2) See definition of "beneficial ownership" in the table in "Voting Securities and Principal Holders Thereof."

(3) Includes options to purchase 295,647 shares of Common Stock which are exercisable within 60 days of the date as of which beneficial ownership is being determined. Includes 11,037 shares held by such person's spouse.

(4) Includes options to purchase 58,254 shares of Common Stock which are exercisable within 60 days of the date as of which beneficial ownership is being determined.

(5) Includes options to purchase 21,420 shares of Common Stock which are exercisable within 60 days of the date as of which beneficial ownership is being determined. Includes 804 shares held by such person's spouse.

(6) Includes options to purchase 98,962 shares of Common Stock, which are exercisable within 60 days of the date as of which beneficial ownership is being determined. Includes 18,160 shares held by such person's spouse.

(7) Includes options to purchase 106,988 shares of Common Stock which are exercisable within 60 days of the date as of which beneficial ownership is being determined.

(8) Includes options to purchase 21,420 shares of Common Stock which are exercisable within 60 days of the date as of which beneficial ownership is being determined.

(9) Includes options to purchase 24,740 shares of Common Stock which are exercisable within 60 days of the date as of which beneficial ownership is being determined.

(10) Includes options to purchase 285,507 shares of Common Stock which are exercisable within 60 days of the date as of which beneficial ownership is being determined. Includes 7,827 shares held by such person's spouse.

(11) Includes options to purchase 106,988 shares of Common Stock which are exercisable within 60 days of the date as of which beneficial ownership is being determined.

(12) Includes options to purchase 21,420 shares of Common Stock which are exercisable within 60 days of the date as of which beneficial ownership is being determined. Includes 7,098 shares held by such person's spouse.

(13) Includes options to purchase 21,420 shares of Common Stock which are exercisable within 60 days of the date as of which beneficial ownership is being determined.

(14) Includes options to purchase 120,561 shares of Common Stock which are exercisable within 60 days of the date as of which beneficial ownership is being determined.

(15) Includes options to purchase 60,592 shares of Common Stock which are exercisable within 60 days of the date as of which beneficial ownership is being determined.

(16) Includes options to purchase 9,655 shares of Common Stock which are exercisable within 60 days of the date as of which beneficial ownership is being determined.

(17) Includes options to purchase 25,878 shares of Common Stock which are exercisable within 60 days of the date as of which beneficial ownership is being determined.

(18) Includes options to purchase 31,029 shares of Common Stock which are exercisable within 60 days of the date as of which beneficial ownership is being determined.

(19) Includes options to purchase 7,561 shares of Common Stock which are exercisable within 60 days of the date as of which beneficial ownership is being determined.

(20) Includes options to purchase 17,010 shares of Common Stock which are exercisable within 60 days of the date as of which beneficial ownership is being determined.

(21) Includes options to purchase 23,512 shares of Common Stock which are exercisable within 60 days of the date as of which beneficial ownership is being determined.

         The principal occupation during the past five years of each director of Waypoint Financial is set forth below. All directors have held their present positions for five years unless otherwise stated.

         Charles C. Pearson, Jr. is Chairman and former Chief Executive Officer of Waypoint Financial Corp. and Chairman of Waypoint Bank. Before his appointment as President and Chief Executive Officer and Director in 1998, Mr. Pearson was President of the Central Pennsylvania Region of PNC Bank. Prior to that, he was President and Chief Executive Officer of United Federal Bancorp of State College, Pennsylvania, which was acquired by PNC in 1994. He is a Director of the Capital Region United Way and was its Year 2000 Campaign Chairman, and is currently Vice Chairman of its Board. He is also a Director of WITF and Chairman of its Finance Committee and Secretary and Director of the Greater Harrisburg YMCA. He is a member of the Governing Council of the Pennsylvania Bankers Association. Mr. Pearson is also a Director Emeritus of Juniata College and a former Director of the Capital Region Chamber of Commerce and Second Mile, Inc. He is a former member of the Thrift Institutions Advisory Council of the Federal Reserve Board. A graduate of the University of Pennsylvania, he also has his Master of Business Administration degree from the Wharton Graduate School.

         Cynthia A. Dotzel is a Certified Public Accountant, practicing with Dotzel & Company, Inc., Certified Public Accountants. She earned a Bachelor of Science degree in Accounting from York College after completing undergraduate work at York College and Bloomsburg University. Ms. Dotzel is a member of the York Catholic Development Board. She is a member of the Board of Directors and Finance Committee of the York Foundation and the Finance Committee of St. Patricks Church in York. Ms. Dotzel has been a Director of Waypoint Financial Corp. since October 2000.

         Randall A. Gross is President of RG Industries. He earned his BA and MBA from the University of Cincinnati. Mr. Gross was formerly Chairman of the York Area Chamber of Commerce and also Chairman of its Reaccredidation Committee. He also served with the Chamber of Commerce as Chairman of the Local Government Committee, Vice President of Community Affairs, member of the Executive Committee, Budget and Finance Committee, and Board of Directors. Mr. Gross is a member of the Board of Trustees of York College, the Board of Directors and Executive Committee of Memorial Hospital, York, PA and the Board of Directors of the Tighe Industries. Mr. Gross is a member of the Advisory Board of B. W. Rogers and Heritage Medical Group. He is also a member of the Chief Executive Officers (CEO) Organization. He is Past Chairman of the Keystone Chapter of the Young Presidents' Organization where he had previously served as Education Chairman. Mr. Gross is licensed by the State of Georgia as a Certified Public Accountant. Mr. Gross has been a Director of Waypoint Financial Corp. since October 2000.

         Randall L. Horst is the President and CEO of the Horst Group, Inc. He is a past President and Director of the South Central PA Developer's Association, Director and Treasurer of the Building Industry Association of Lancaster County and has served on the Boards of Wheatland Custom Homes, Cornerstone Design Ltd., and Manheim Township Overlook Community Foundation Steering Committee. He is also a Real Estate Broker with the PA Real Estate Commission. He is an active member of the PA Builder's Association, National Association of Home Builders, Assoc. Builders & Contractors, Keystone Chapter, the National Association of Realtors, Envision Capital Region and the Young President's Organization. Mr. Horst was elected by the Board of Directors of Waypoint Financial Corp. in December 2002.

         William E. McClure, Jr. is the retired Chief Executive Officer of McClure Co., Inc. a mechanical contracting and engineering company, a wholly owned subsidiary of PP&L Resources. Mr. McClure is the past president of the Mechanical Contractors Association of America, and is currently a Director of the Harrisburg Area Boys Club Foundation, Harrisburg Area YMCA, and CCI Mechanical of Salt Lake City, Utah. Mr. McClure has been a Director of Waypoint Financial Corp. since 1997.

         Robert E. Poole is the President and Chief Executive Officer of S&A Custom Built Homes and Poole Anderson Construction, builders of various types of single and multi-family housing, land development and commercial development since 1980. He is the Chairman of the Second Mile, Inc. He has been a Director of Waypoint Financial Corp. since 1998.

         Robert W. Pullo is Chairman of the Board and Chief Executive Officer of Waypoint Financial/York Federal Foundation. He also serves as a Director and member of the Executive Committee of the Board of Directors of Waypoint Financial Corp. and its principal subsidiary Waypoint Bank. Mr. Pullo is Chairman of the Partners Advisory Board of Meridian Venture Partners an SBIC Venture Capital Company. He is the founding Chairman of the Board of the White Rose Foundation and a member of the Board of Directors of the York Foundation. Mr. Pullo is a member and Past Chairman of the Penn State York Campus Advisory Board, a member of the Board of Directors of Memorial Health Systems Corporation of York and he serves on the Advisory Boards of Junior Achievement of South Central Pennsylvania, YouthBuild Inc., the Junior Women's League and is President of the YWCA of York, Board of Advisors. Mr. Pullo is a past member of the Board and Annual Fundraising Campaign Chair of the United Way of York County and was the Charter Chairman of the United Way Housing Initiatives. Additionally, he has served as Chairman of the United Way Alexis de Tocqueville Society. Mr. Pullo is a member of the Board of the York Cultural Arts Alliance. He is also a member and Past Chairman of the Board of the York County Alliance for Learning a Business, Education and School to Work Partnership. He is a Past Chairman of the Greater York County Chamber of Commerce and a member of the Chamber Council of Chairmen. He currently serves as the Chairman of the Steering Committee of the Crispus Attucks Boundary Avenue Urban Development Project. He is a member of the York Area Capital Campaign Review Committee and also an Advisory member of the Dallastown Educational Foundation. Mr. Pullo is the recipient of the Minority Businessmen Association's Volunteer of the Year Award, the Excellence Award from the Human Relations Commission for his work with minorities, the Greater York Chamber of Commerce Award as the Education Advocate of the Year and the Boy Scouts of America York/Adams Council Distinguished Citizen award and a recipient of the Greater York Area Chamber of Commerce Business Achievement Award.

         Byron M. Ream is Executive Vice President of R&R Components, Inc. He formerly served as the Director of Property Management and as a realtor for Bennett Williams, Inc., York. Mr. Ream attended Wesleyan University and Pennsylvania State University, York Campus. He is a past President of the Board of Trustees of Asbury United Methodist Church, and a member of the Board of Directors of Bell Socialization Services and B.U.I.L.D., Inc. Mr. Ream has been a Director of Waypoint Financial Corp. since October 2000.

         Robert L. Simpson is Executive Director of the Crispus Attucks Association, a multi-purpose community center, a position held since 1979. Mr. Simpson serves on the Board of Directors and the Medical Affairs and Community Health Care Committees of the York Hospital, is a Trustee of York College of Pennsylvania and is a former member of the Board of Directors of WITF Public Broadcasting Station. Mr. Simpson also serves on the Board of Directors of the York Health Bureau, the White Rose Foundation, the Martin Memorial Library, and the York City School District Drop-Out Prevention Program Committee, and serves on the Atkins House Advisory Committee. He has also served on the boards of the County Drug Task Force, York 2000 Committee, the YMCA, York Area Chamber of Commerce, and the Junior League. Mr. Simpson has been a Director of Waypoint Financial Corp. since October 2000.

         William A. Siverling is the President and co-owner of Commercial Industrial Realty Company, a commercial real estate brokerage firm with which he has been associated for over 30 years. He has been a Director of Waypoint Financial Corp. since 1997 and its predecessor since 1989.

         Frank R. Sourbeer has been President, Chairman of the Board of Directors and controlling owner of Wilsbach Distributors, a beverage distribution company since 1989. He has been a Director of Waypoint Financial Corp. since 1997 and its predecessor since 1989.

         Donald B. Springer is founder and President and CEO of Phoenix Contact, Inc., a manufacturer of electrical and electronic components. Mr. Springer has been a Director of Waypoint Financial Corp. since 1997.

         David E. Zuern served as Secretary of Banking of the Commonwealth of Pennsylvania from June 1999 through August 2000, and from 1993 through 1998 served as President and Chief Executive Officer of PNC Bank, Northwest Pennsylvania. Mr. Zuern became Director, President and Chief Operating Officer of Waypoint Financial and Waypoint Bank in September 2000. Mr. Zuern was appointed President and Chief Executive Officer of Waypoint Bank on June 7, 2002 and President and Chief Executive Officer of Waypoint Financial Corp. on May 22, 2003. Mr. Zuern is a member of the Steering Committee of the Keystone Consortium of the Pennsylvania Chamber of Business and Industry, Chairman of ENVISION of the Harrisburg Regional Chamber of Commerce and Vice Chairman of the Pennsylvania Bankers Association.

EXECUTIVE OFFICERS OF WAYPOINT FINANCIAL WHO ARE NOT DIRECTORS

         The following are executive officers of Waypoint Financial and/or Waypoint Bank who are not also directors of Waypoint Financial.

         James H. Moss is Senior Executive Vice President and Chief Financial Officer of Waypoint Financial and Waypoint Bank. Mr. Moss joined a Waypoint predecessor in November 1984 and prior to October 2000, served as Senior Vice President, Chief Financial Officer/Treasurer for York Financial Corp. and Executive Vice President of the Administrative Services Group and Chief Financial Officer/Treasurer for York Federal Savings and Loan Association. Mr. Moss is a Certified Public Accountant and from January 1978 to November 1984 served in various audit capacities with Ernst & Young LLP. He is a graduate of Elizabethtown College. He is a member of the American and Pennsylvania Institutes of Certified Public Accountants.

         Andrew S. Samuel is Senior Executive Vice President of the Banking Division. In this role, he is primarily responsible for the strategic direction of the Consumer Banking, Corporate Banking, Commercial Real Estate, Automobile, Corporate Services Divisions and Trust and Investment Management Divisions of the Bank. Mr. Samuel has 19 years of experience in commercial banking all in South Central, Pennsylvania. Mr. Samuel is a graduate of Messiah College with a B.S. in Accounting/Marketing, attended the Central Pennsylvania School of Banking at Bucknell University and Stonier Graduate School of Banking at the University of Delaware. Mr. Samuel is very active in the Greater Harrisburg community. He currently serves on the Board of Trustees of Messiah College, former Division Chairman of United Way of the Capital Region, Chairman of Elegant Progressions, Director of Reynolds Construction Management, Inc., Founder of Vision for India, and Chairman of the Intercity Task Force of Envision, Capital Region.

         Ray W. Mead is Executive Vice President with responsibilities for all Operations and Technology at Waypoint Bank. Mr. Mead joined Waypoint in September 2001 after serving as an operations executive with United Jersey Bank and its successor Summit Bank, Princeton, New Jersey for 28 years. A graduate of Ursinus College, Collegeville, PA, Mr. Mead has continued his banking education through completion of the American Banker's Association School for Commercial Lending and the Stonier Graduate School of Banking.

         Robert P. O'Hara is Executive Vice President of Mortgage Lending of Waypoint Bank since October 2000. Prior to that time, Mr. O'Hara served as Executive Vice President of the York Federal Mortgage Banking Group. Mr. O'Hara joined York Federal in February 1999. Prior to joining York Federal, Mr. O'Hara had over 20 years experience in all aspects of mortgage banking. From 1989 through 1999, he worked for First Maryland Bancorp and served as President of the Mortgage Company from 1995 to 1998. He is a graduate of Loyola College of Maryland. Mr. O'Hara is a member of the Board of Governors and past President of the Maryland Mortgage Bankers Association and former Advisory Board member for Fannie Mae's South Eastern region.

         Richard C. Ruben is Executive Vice President, Chief Legal Officer and Corporate Secretary of Waypoint Financial Corp. Mr. Ruben was appointed Senior Vice President, Chief Legal Officer and Corporate Secretary of Harris Savings Bank, Waypoint's predecessor in August 1997. He was engaged in the private practice of law in Harrisburg, Pennsylvania between 1978 and 1997. Mr. Ruben is a Board member of Big Brothers/Big Sisters of the Capital Region and the Allied Arts Fund. Mr. Ruben is a 1965 graduate of the U.S. Naval Academy and a 1978 graduate of the Dickinson School of Law.

         Jane B. Tompkins was appointed Senior Vice President, Chief Credit Officer of Harris Savings Bank, the predecessor of Waypoint Bank in April 1998 and Executive Vice President in October 2000. Mrs. Tompkins has spent the past 30 years in the banking industry beginning her career with the Office of the Comptroller of the Currency, examining banks, and most recently was employed by PNC Bank as a Regional Chief Credit Policy Officer. Mrs. Tompkins is a member of the Board and Executive Committee of the Harrisburg YWCA and Theater Harrisburg. She is a 1974 graduate of Elizabethtown College.

         Donald L. Wiest, II was appointed Executive Vice President and Chief Investment Officer of Waypoint Bank in July 2002. Mr. Wiest joined Harris Savings Bank, predecessor to Waypoint Bank, in 1995 having accumulated 15 years prior banking experience. Mr. Wiest is a member of the Board of Directors of the Program for Female Offenders, a United Way Agency, and also provides volunteer support for the Big Brothers/Big Sisters of the Capital Region; Pinnacle Health Hospice;

and the Child Life program of the Penn State Children's Hospital. Mr. Wiest received his Bachelor's degree from the Pennsylvania State University in 1974 and his Master's degree from Bloomsburg University in 1978.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         General. The business of Waypoint Financial is conducted at regular and special meetings of the full Board of Directors and its standing committees. During 2003, the Board of Directors of Waypoint Financial met nine times. No director attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by committees on which any such director served. Members of the Board are expected to attend and all 13 members did attend the 2003 Annual Meeting. Waypoint Financial has standing Compensation and Benefits and Audit Committees and in 2003 the entire Board acted as the Nominating Committee. The Board will consider nominees recommended by stockholders who follow the procedures described below and in the Director Nominations Policy which may be viewed on the Company's website at http://www.waypointbank.com, and may be found as follows:

         1.       From our main web page, first click on "About Waypoint".

         2. Then on "Director Nomination Policy" found under the "Corporate Governance Principals" section.

         Compensation and Benefits Committee. The Compensation and Benefits Committee consists of Directors Gross (who serves as Chairman), Siverling, Sourbeer and Springer. The Compensation and Benefits Committee of Waypoint Financial met eight times in 2003. The committee meets when needed to review all employment policies and the performance and remuneration of officers and employees, and to review and approve all compensation and benefit programs and all matters relating to retirement plans administration. Each member of the Compensation and Benefits Committee meets the independence criteria as set forth in the NASDAQ listing standards.

         Audit Committee. The Audit Committee meets with the internal auditor to review audit programs and the results of audits of specific areas as well as other regulatory compliance issues. In addition, the Audit Committee meets with the independent certified public accountants to review the results of the annual audit and other related matters. Each member of the Audit Committee is "independent" as defined in the NASDAQ listing standards and Chairperson Mrs. Cynthia Dotzel has been qualified and designated by the Board as the Audit Committee Financial Expert in accordance with current regulations. Waypoint Financial's Board of Directors has adopted a revised charter for the Audit Committee which is attached to this proxy statement. The Audit Committee of Waypoint Financial met eight times in 2003.

The following table presents fees for professional audit services rendered by KPMG LLP for the audit of Waypoint Financial's annual financial statements for 2002 and 2003, and fees billed for other services rendered by KPMG LLP.

         Waypoint Financial Corp.
         Audit Fee Disclosure Detail

                                                  2002                 2003
                                                  ----                 ----
  Audit Fees                                    $212,760             $518,770

  Audit Related Fees                              67,075               50,000
                                                --------             --------

  Total Audit and Related Fees                   279,835              568,770

  Tax Fees                                        60,870              239,300
                                                --------             --------

  Total Fees                                    $340,705             $808,070
                                                ========             ========

         (1) Audit related fees consisted of fees for tax services to assist in the audit of Waypoint Financial's tax provision (2002 only) and fees for a software tool to facilitate compliance with Sarbanes-Oxley Act of 2002 (2003 only).

         (2) Tax fees consisted of fees for tax consultation and tax compliance services.

         The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining KPMG, LLP's independence. The Audit Committee concluded that performing such services does not affect KPMG, LLP's independence in performing its function as auditor of Waypoint Financial.

AUDIT COMMITTEE REPORT

         The Audit Committee has issued a report, which states as follows:

         The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities in respect of, among other things, the integrity of the Corporation's financial reporting process. The Committee operates pursuant to a Charter that was initially approved by the Audit Committee and the Board December 21, 2000 and most recently amended in December 2003. As set forth in the Charter, management of the Corporation is responsible for the preparation of the Corporation's financial statements. The independent accountants are responsible for planning and carrying out an audit of the financial statements.

         In the performance of its oversight function, the Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2003 with management and with KPMG LLP ("KPMG"), the Corporation's independent public accountants for 2003. The Audit Committee has also received from the independent accountants a letter pursuant to Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect, and has discussed the matters referred to in such letter with the independent accountants. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect.

         The Audit Committee has considered whether the provision of non-audit services by the independent accountants to the Corporation is compatible with maintaining the accountants' independence and has discussed with KPMG their independence. Following the enactment of the Sarbanes-Oxley Act of 2002 (the "SOA"), the Audit Committee or its Chairman (acting pursuant to delegated authority) pre-approved all new non-audit services (as defined in the SOA) proposed to be performed by KPMG. Such pre-approval was on an individual engagement basis. Categories included due diligence assistance in connection with acquisitions; consultation on accounting issues, internal control, risk management and regulatory compliance; and assistance with tax compliance. Fees paid to KPMG in 2003 are detailed on page 8.

         The Audit Committee believes they have performed their oversight responsibilities with diligence and care but believe it is important to note that they perform an oversight function and therefore neither manage the preparation of the Financial Statements nor conduct the audit and therefore rely on management and the independent accountants for their accuracy. Based upon the review and discussions described in this Report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Charter, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission.

         The Audit Committee of the Board of Directors presents the foregoing Report.

       Cynthia A. Dotzel, Chairperson       Donald B. Springer, Vice Chairperson
       Randall A. Gross                     Randall L. Horst


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During 2003, Directors Gross, Sourbeer, Siverling and Springer served on the Compensation and Benefits Committee. None of the committee's members is a current or former officer or employee of Waypoint Financial, Waypoint Bank or any subsidiary. In addition, none of the members of the committee had any relationship with Waypoint Financial, Waypoint Bank or any subsidiary that would require disclosure under Item 404 of Regulation S-K of the Securities and Exchange Commission relating to insider transactions and indebtedness of management. Each member of the Committee is "independent" as defined in the NASDAQ Stock Market listing standards.

REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

         The Compensation and Benefits Committee of the Board of Directors of Waypoint Financial is responsible for evaluating, reviewing and recommending to the Board of Directors executive officer compensation, including the compensation of the Chief Executive Officer and the Chairman of the Board. The Committee is also responsible for evaluating the performance of the Chairman and the Chief Executive Officer and recommending appropriate compensation levels. The Chief Executive Officer evaluates the performance of the Chief Financial Officer and certain other executive officers and makes recommendations on compensation levels of these officers to the Compensation and Benefits Committee.

         The Compensation and Benefits Committee believes that a compensation plan for executive officers should take into account management skills, current and long-term performance results and shareholder returns. Compensation policies must be maintained to promote: (1) the attraction and retention of highly qualified executives; (2) motivation of executives that is related to the performance of the individual and Waypoint Financial and its subsidiaries; (3) current and long-term performance; and (4) a financial interest in the success of Waypoint Financial similar to the interests of its shareholders and other constituencies.

         The current compensation plan of Waypoint Financial and Waypoint Bank involves a combination of salary and incentive bonus compensation based on achievement of short-term performance goals and long-term performance goals. The base compensation and incentive at risk compensation of executive officers are designed to be competitive within the financial services industry. Comparative market data from peer group financial services and related industries and proxy analysis were used to determine competitive salary levels. Individual performance is reviewed to determine appropriate salary adjustments. Executive officers of Waypoint were eligible to participate in a short-term corporate bonus plan which awards cash bonus compensation based upon the achievement of certain company financial objectives and individual objectives based upon their specific areas of responsibility and their contribution to company-wide performance. The financial objectives are based upon Waypoint's achievement of net income goals. Waypoint did not fully achieve its short-term bonus plan financial goals for the year 2003.

         Waypoint also maintains a long-term incentive plan for executive officers which is designed to provide incentive bonus cash compensation based only on achievement of company financial performance goals. Performance under the plan is based on three-year performance cycles. The first performance cycle under the plan ended in 2003 with a bonus paid based on achievement of one performance goal of a possible three goals. The current three-year term under the plan runs 2003-2005.

         In addition to base salary, short-term and long-term incentive bonus cash compensation plans, executive officers of Waypoint are also eligible to receive stock option grants and restricted stock awards which vest over a number of years and thus support the compensation policies set forth above including incenting superior performance, attracting and retaining extraordinary personnel and aligning employees interests with those of our shareholders. The number and terms of stock option grants and restricted stock awards are also reviewed periodically to ensure that they are accomplishing their purpose and are competitive relative to our peers.

         Waypoint's executive officers are also eligible to participate in the company's tax qualified retirement plans including a retirement (Section 401(k)) Savings Plan and an employee stock ownership plan. Based on the recommendation of the Compensation and Benefits Committee, the Board approved the addition of a company contribution to Waypoint's deferred compensation plan for officers which is based on the company contribution forfeited by an executive officer under Waypoint's tax qualified retirement plans as a result of includable compensation limits set under the Internal Revenue Code.

         In June 2003, Mr. Zuern was appointed Chief Executive Officer in addition to his duties as President of Waypoint Financial and CEO and President of the Bank. The Company and Mr. Zuern entered into an Employment Agreement which provides for a salary of $365,000 and a potential annual bonus of $219,000. Mr. Zuern's 2003 performance was measured by the Board based on the company's internal objectives and individual performance objectives based upon performance and growth of individual business areas within the Bank. Based on these objectives and the movement of Waypoint Bank towards a full service institution the Committee recommended, and the Board of Directors authorized, a bonus of $31,004 that was paid in 2004 for performance in 2003. He was also awarded 3,675 shares of restricted stock incident to his appointment as CEO and 24,150 options during the year consistent with the objectives of the restricted stock and stock option plans.

         The Committee believes the salary, bonus and awards reflect the overall level of achievement of Waypoint and its officers and employees under Mr. Zuern's leadership. The Committee further believes that his total compensation is consistent overall with the compensation of the Chief Executive Officers of peer group financial services companies with Mr. Zuern's management strengths and experience.

         Mr. Charles C. Pearson, Jr. served as Chairman of the Board and CEO through May 2003 when David Zuern succeeded him as CEO. Mr. Pearson continues as Chairman under the terms of his current employment agreement. In recognition of his changed responsibilities Mr. Pearson's participation in the short-term incentive plan ended after May 2003. Pursuant to the recommendation of the Committee and the approval of the Board of Directors, Mr. Pearson received a bonus of $25,518 that was paid in 2004 for performance in 2003. The options granted to Mr. Pearson recommended by the Committee and approved by the Board of Directors for 2004 were 10,000. Mr. Pearson's current agreement represented, in the belief of the Committee, compensation commensurate with his combined responsibilities. The Committee believes that the bonus and options awarded to Mr. Pearson as well as awards to Mr. Zuern are fair and competitive compared to peer leaders.

         This report is submitted by the Compensation and Benefits Committee, consisting of Directors Gross (who serves as Chairman), Siverling, Sourbeer and Springer.

NOMINATION OF DIRECTORS AND COMMUNICATIONS WITH THE BOARD

         The Board of Directors of Waypoint does not have a standing Nominating Committee but has resolved, for nominations after those for the 2004 Annual Meeting, to utilize the independent members of the Board (as defined in the NASDAQ Listing Standards) meeting in executive session to nominate Directors. The independent directors did not meet separately for the purpose of nominating director candidates during 2003. The following directors have been determined to be independent under NASDAQ and SEC Rules: Dotzel, Gross, Horst, McClure, Poole, Ream, Simpson, Siverling, Sourbeer and Springer.

         The Board in performing its nominating function operates pursuant to the Corporate Governance Principles and the Director Nomination Policy which are publicly available on the Company's website.

         The Board of Directors believes that each candidate for nomination should possess and exhibit in his/her personal and professional life the highest standards of honesty and integrity; be financially literate; be thoroughly involved and a leader in the community which he/she represents; contribute to the diversity (in the broadest sense) of the Board; exhibit a willingness and desire to commit the time and energy to meet the requirements for Board and Committee participations; be committed to the success of the Company; be independent; possess the education, skills and experience necessary to fully staff Board Committees; and provide meaningful assistance in achieving corporate strategic objectives.

         The Board intends to use the members of the Executive Committee to investigate qualified candidates recommended from all sources, including shareholders who may communicate with the Board their recommendations in writing addressed to:

                  Chairman of the Board
                  Waypoint Financial Corp.
                  235 North Second Street
                  Harrisburg, PA 17105
                  ATTN: Corporate Secretary

         The above address may also be used by shareholders to communicate with the Board generally or with a specific director.

         The Board's nominees for election at the 2004 Annual Meeting are all incumbents meeting the Board's qualifications, other than independence for employee directors, and were nominated by the unanimous vote of the entire Board at its December meeting.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         The Common Stock is registered pursuant to Section 12(g) of the Exchange Act. The officers and directors of the Company and beneficial owners of greater than 10% of the Common Stock ("10% beneficial owners") are required to file reports on Forms 3, 4 and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the Common Stock. SEC rules require disclosure in the Company's Proxy Statement and Annual Report on Form 10-K of the failure of an executive officer, director or 10% beneficial owner of the Common Stock to file a Form 3, 4 or 5 on a timely basis. Based on the Company's review of such ownership reports, no officer, director or 10% beneficial owner of the Company failed to file such ownership reports on a timely basis for the fiscal year ended December 31, 2003.


STOCK PERFORMANCE GRAPH

         Set forth on page 13 is a line graph comparing the yearly dollar change in the cumulative total shareholder return assuming the reinvestment of dividends for: (1) the common stock of Waypoint Financial and its predecessor, Harris Financial (adjusted to reflect the October 17, 2000 exchange of 0.7667 shares of Waypoint Financial for each share of Harris Financial) over the period commencing with the last trade reported on December 31, 1997 through December 31, 2003; (2) all issues traded on the NASDAQ Stock Market from December 31, 1997 through December 31, 2003; and (3) all publicly traded thrifts with assets of between $5 and $10 billion from December 31, 1997 through December 31, 2003. The shareholder return shown on the graph below is not necessarily indicative of future performance.

         There can be no assurance that the Company's stock performance will continue in the future with the same or similar trend depicted in the graph. The Company will not make or endorse any predictions as to future stock performance.

                            WAYPOINT FINANCIAL CORP.

                                     graph

                                                            PERIOD ENDING
                                    -----------------------------------------------------------------
INDEX                               12/31/98   12/31/99   12/31/00   12/31/01   12/31/02    12/31/03
-----------------------------------------------------------------------------------------------------
Waypoint Financial Corp.              100.00      56.18      65.49      92.34     111.58      146.30
NASDAQ - Total US                     100.00     185.95     113.19      89.65      61.67       92.90
SNL $5B to $10B Thrift Index          100.00      90.03     117.70     135.38     161.25      233.53


SOURCE : SNL FINANCIAL LC, CHARLOTTESVILLE, VA                  (434) 977-1600
(C) 2004

EXECUTIVE COMPENSATION

     The following table sets forth for the fiscal years ended December 31, 2003, 2002, and 2001, certain information as to the total remuneration paid to
(i) Waypoint Financial's Chief Executive Officer as of December 31, 2003, (ii) Waypoint Financial's four most highly compensated executive officers (based on the total of the "Salary" and "Bonus" column from the table below) other than the Chief Executive Officer who were serving as executive officers as of December 31, 2003 and (iii) one additional person whose inclusion would have been required but for the fact that he was not serving as an executive officer on December 31, 2003.

                                                                      OTHER                                               ALL
           NAME AND                                                   ANNUAL    RESTRICTED                               OTHER
    PRINCIPAL POSITION AS OF                 SALARY       BONUS   COMPENSATION    STOCK          OPTIONS/    LTIP     COMPENSATION
          12/31/2003                YEAR     ($) (2)       ($)         (3)       AWARDS ($)*     SARS (#)*  PAYOUTS     ($) (10)
    ------------------------        ----     -------      -----   ------------  ------------     ---------  -------   ------------
                                                                     C>
David E. Zuern  (18)                2003     342,743     142,154        -      $   65,054 (15)     24,150              $   26,794
President, CEO                      2002     302,456     131,568        -      $   41,675 (11)     26,250              $   24,315
                                    2001     289,480      27,253        -      $  962,476 (7)(4)  192,185              $       61

Charles C. Pearson, Jr. (19)        2003     446,330     204,902        -      $       -           28,350              $   26,144
Chairman of the Board               2002     418,168     188,603        -      $       -           16,250              $   21,785
                                    2001     384,904     167,349        -      $2,130,000 (5)(4)  335,125              $    6,099

James H. Moss (1)                   2003     191,783      76,271        -      $   39,291 (16)     19,950              $   25,651
Senior Executive Vice President     2002     173,344      76,088        -      $       -           17,850              $   23,097
and Chief Financial Officer         2001     164,567          -         -      $  426,000 (8)(4)   21,000              $    4,992

Andrew Samuel                       2003     177,760      55,593        -      $   39,291 (17)      7,350              $   19,597
Senior Executive Vice President     2002     150,251      45,966        -      $    8,335 (12)      7,350              $   18,271
                                    2001     145,923      33,369        -      $  340,800 (9)(4)  42,3684              $    2,051

Ray W. Mead (13)                    2003     148,513      55,897        -      $       -            7,350              $   23,192
Executive Vice President            2002     143,327      16,396        -      $    8,335 (12)         -               $    2,588
                                    2001      46,846      10,000        -      $  340,800 (9)(4)       -               $      365

Robert W. Pullo (1)                 2003     190,962     131,735        -      $       -           27,300              $   68,411
Consultant (14)                     2002     399,196     151,631        -      $       -           11,550              $   70,532
                                    2001     401,316          -         -      $1,562,000 (6)(4)  288,750              $   46,723

(1) These persons became executive officers in October 2000. Their 2002 Bonus includes a pro-rated amount for service in 2000 and bonus based on 2001 performance

(2) Includes amounts deferred at the election of named officers pursuant to the Waypoint Retirement Savings Plan (the "401(k) Plan") and non-qualified deferred compensation plans.

(3) Excludes perquisites that do not exceed the lesser of $50,000 or 10% of the officer's total salary and bonus for any year.

(4) Awards vest at 20% per year commencing 12/20/2001. Dividends are payable on unvested awards.

(5)  157,500 shares granted on 12/20/01.

(6)  115,500 shares granted on 12/20/01.

(7)  71,169 shares granted on 12/20/01.

(8)  31,500 shares granted on 12/20/01.

(9)  25,200 shares granted on 12/20/01.

(10) Includes awards pursuant to the employee stock ownership plan, amounts paid for life insurance premiums, Waypoint Financial's matching contributions to the 401(k) Plan, Executive Life Insurance and Director's fees. For 2003 these amounts were as follows: Mr. Pearson $16,121.30, $108, $9,915.01, $0, and $0; Mr. Pullo $16,121.30, $2,160, $9,049.33, $11,230 and $29,850; Mr.
     Zuern $16,121.30, $2,110.32, $8,562.33, $0 and $0; Mr. Moss $16,121.30,
     $1,237.14, $8,562.338, $0 and $0; Mr. Samuel $16,121.30, $1,141.56,
     $2,334.46, $0 and $0; and Mr. Mead $16,121.30, $962.28, $6,108.54, $0 and
     $0 respectively. The amount of employee stock ownership plan contribution is based on the number of shares allocated during the year multiplied by the price of the last reported trade of Waypoint Financial's common stock that year.

(11) 2,675 shares granted 7/31/2002. Awards will vest at 20% per year commencing 7/31/2002. Dividends will be payable on unvested awards.

(12) 525 shares granted 7/31/2002. Awards will vest at 20% per year commencing 7/31/2002. Dividends will be payable on unvested awards.

(13) Became an Executive Officer of the Bank late (September) 2001.

(14) Was Vice Chairman of the Board until May 2003.

(15) 3,675 shares granted 7/25/03. Awards will vest 20% per year commencing 7/25/03. Dividends will be payable on unvested awards.

(16) 2,100 shares granted 7/25/03. Awards will vest 20% per year commencing 7/25/03. Dividends will be payable on unvested awards.

(17) 2,100 shares granted 7/25/03. Awards will vest 20% per year commencing 7/25/03. Dividends will be payable on unvested awards.

(18) Became Chief Executive Officer on June 1, 2003.

(19) Occupied position of Chief Executive Officer from January 1, 2003 through May 31, 2003.

* All share totals in the table and footnotes have been adjusted to reflect 5% stock dividend distributed 8/03

DIRECTORS' COMPENSATION


         Fees. Waypoint Financial Directors currently serve as Directors of the Company's principal subsidiary Waypoint Bank. The Company and the Bank's Boards meet on the same day for the mutual convenience of the Company and the members. The Directors receive combined compensation for Board participation including an annual fee of $15,000 and $1,000 for each meeting day's attendance. Members of committees receive $650 for each meeting attended and committee chairpersons receive $750 per meeting. In recognition of the increased responsibilities of the Committee Chairs, the chairpersons of the Audit, Compensation and Trust Committees have been authorized $5,000, $3,000 and $2,000 respectively in additional compensation.

         Stock Benefit Plans. Harris Savings Bank's 1994 Stock Option Plan for Outside Directors is self-administering. Options to purchase a total of 16,201 shares of Waypoint Financial common stock are outstanding, and options to purchase an additional 34,315 shares are authorized by the plan. The exercise price per share for each option issued under the plan is the fair market value of the underlying common stock on the date of grant. No options were granted in 2003 under the plan.

         Harris 1999 Stock Option Plan for Outside Directors is administered by Waypoint Financial's board of directors. The plan authorizes grants of 1,609 options yearly to each non-employee director (and 3,220 options to the non-employee Chairman if applicable) exercisable at the fair market value on the date of the grant. The options vest over five years. The grants are subject to the meeting of at least 80% of performance objectives set for the previous year by the Board. Options to purchase a total of 233,000 shares of Waypoint Financial common stock are outstanding, and options to purchase an additional 47,895 shares are authorized by the plan. Options to purchase 1,609 shares were issued in 2003 to each non-employee Director.

         Waypoint Financial Corp. Key Employee/Outside Director Recognition and Retention Plan (RRP) was approved by stockholders on December 14, 2001 and is administered by the Board of Directors. The RRP authorizes the award of up to 833,700 shares of which no more than 235,410 may be awarded to non-employee directors. The former Harris Savings Bank Recognition and Retention Plan with approximately 118,000 unallocated shares were merged into the Waypoint RRP on December 14, 2001. Effective December 20, 2001 a total of 213,000 shares were awarded to non-employee directors which awards vest at 20% per year beginning December 2001. 12,600 shares were issued to employees only during 2003. No shares were awarded to non-employee directors in 2003.

         Waypoint Financial Corp. 2001 Stock Option Plan (2001 SOP) was also approved by stockholders on December 14, 2001 and is also administered by the Board of Directors. The 2001 SOP authorizes the award of up to 2,084,250 options of which no more than 518,700 may be awarded to non-employee directors. Effective December 20, 2001 outside Directors were awarded a total of 490,560 options which vest at 20% per year beginning December 20, 2001. Of the 28,140 shares which remained to be awarded, 490 shares per non-employee Director were granted in 2003 so that the total yearly grant to non-employee directors was 4,900 options in 2003.

EMPLOYMENT AGREEMENTS

         David E. Zuern. Mr. Zuern is party to a rolling three-year employment agreement pursuant to which he serves as Waypoint Financial's President and Chief Executive Officer. Mr. Zuern's base salary under the employment agreement is $365,000, which salary will be reviewed annually and which has been set for 2004 at $375,000. He is also entitled to a bonus pursuant to Company incentive compensation programs. Mr. Zuern is entitled to participate in all employee pension and retirement plans and benefits made available by Waypoint Financial to its senior level executives, as well as executive perquisites, in accordance with Waypoint Financial's policy for senior executives. His contract includes a change-in-control provision, which would pay a severance benefit to Mr. Zuern equal to 2.99 times his base compensation if Mr. Zuern's employment is terminated within two years following a change in control. Under the employment agreement, Mr. Zuern may voluntarily terminate employment within six months of a change in control, in his sole discretion, and receive the severance benefit. The employment agreement also contains a severance benefit if Mr. Zuern's employment is constructively terminated or terminated without cause for reasons other than a change in control. In the event of his death or disability, the employment agreement provides that he or his beneficiaries will be entitled to one year's base salary (reduced in the event of disability, by any payments under any disability insurance program sponsored by Waypoint Financial).

         Charles C. Pearson, Jr. Mr. Pearson is party to a rolling three-year employment agreement, reviewed annually with a current base salary of $425,000, in which he was to serve as Chairman and Chief Executive Officer. Through the terms of Mr. Pearson's employment agreement, he is entitled to participate in all employee pension and retirement plans and benefits made available by Waypoint Financial to its senior level executives, as well as executive perquisites, in accordance with Waypoint Financial's policy for senior executives. His contract includes a change-in-control provision, which would pay a severance benefit to Mr. Pearson equal to 2.99 times his base compensation if Mr. Pearson's employment is terminated within two years following a change in control. Under the employment agreement, Mr. Pearson may voluntarily terminate employment within six months of a change in control, in his sole discretion, and receive the severance benefit. The employment agreement also contains a severance benefit if Mr. Pearson's employment is constructively terminated or terminated without cause for reasons other than a change in control. In the event of his death or disability, the employment agreement provides that he or his beneficiaries will be entitled to one year's base salary (reduced in the event of disability by any payments under any disability insurance program sponsored by Waypoint Financial). In recognition that Mr. Zuern has assumed the duties of Chief Executive Officer, Mr. Pearson's participation in the short-term incentive compensation program terminated in May of 2003.

         Robert W. Pullo. Mr. Pullo is party to a consulting agreement with a term through October 17, 2005. As consultant, Mr. Pullo has agreed to serve on the Board of Directors and Executive Committee of Waypoint Financial and render advice and services to Waypoint Financial subject to his reasonable availability with due allowance for other commitments that he may have. His compensation as a consultant will be $43,650 per month with continued medical coverage for himself through 2006 and medical coverage for his spouse until she reaches the age of
65. Except as otherwise provided under plans, programs or agreements entered into as a result of employment with the Company prior to the execution of the consulting agreement, Mr. Pullo as a consultant and independent contractor will not participate in any benefit plans or programs maintained by Waypoint Financial. Mr. Pullo's consulting agreement contains a change in control provision effective through October 17, 2005. This change-in-control provision would pay a severance benefit to Mr. Pullo equal to 2.99 times his base compensation if Mr. Pullo's services are terminated, either voluntarily or involuntarily, following a change in control during the term of his consulting agreement. In the event of his death or disability, the consulting agreement provides that he or his beneficiaries will be entitled to the lesser of his compensation payable through October 17, 2005 or his compensation, on a monthly basis, at the rate in effect at the time of his death for a period of one year from the date of his death.

         Change in Control Agreements. Officers Ruben, Moss, O'Hara, Tompkins, Samuel, Mead and Wiest are each parties to change in control agreements. Each change in control agreement has a three-year term. The Board of Directors votes annually on whether to renew the agreements for an additional year and the Board voted to renew the agreements when it last considered the question. Each change in control agreement provides that at any time following a change in control of Waypoint Financial or Waypoint Bank, if Waypoint Financial or Waypoint Bank terminates the executive's employment for any reason, other than for cause, or if the executive terminates employment following a loss of significant authority, reduction in compensation or relocation of principal place of employment, the executive, or in the event of death, his/her beneficiary, is entitled to receive a severance payment equal to 2.99 times the annual compensation. Each change in control agreement also provides that Waypoint Financial or Waypoint Bank will continue the executive's life, health, dental and disability coverage for a one-year period. A change in control is defined in the change in control agreement to mean an event that would constitute a change in control of Waypoint Financial or Waypoint Bank, as the case may be, under the Bank Holding Company Act, the Change in Bank Control Act or the Home Owner's Loan Act; a plan of reorganization, merger, merger conversion, consolidation or sale of all or substantially all of the assets of Waypoint Financial or Waypoint Bank or a similar transaction in which Waypoint Financial or Waypoint Bank is not the resulting entity; or a change in the composition of the Board of Directors of Waypoint Financial or Waypoint Bank that results in a change of a majority of such directors.

         Certain other senior officers of Waypoint Financial or its Subsidiaries are parties to change in control agreements. The change-in-control agreements generally provide for annually renewable terms of two years, change in control payouts of two times annual base salary and continued life, medical, dental and disability coverage for one (1) year.

         Pension Plan and Supplemental Executive Retirement Plan (SERP). Waypoint Bank has discontinued the defined benefit pension plan for employees hired after December 31, 1998 and frozen benefits for all participants. January 1, 2001 is the reference date for determining benefits. The defined benefit plan has been replaced by an increased employer contribution to the employees' 401(k) Plan. The SERP has likewise been discontinued and benefits frozen. No amounts were earned by or paid to any Executive Officer in 2003.

         York Supplemental Executive Retirement Plan and Split Dollar Death Benefits. Prior to acquisition by Waypoint Financial, York Financial and York Federal maintained a Supplemental Executive Retirement Plan for Messrs. Pullo and Robert Angelo (retired). Waypoint Financial has agreed to honor all obligations under the Supplemental Executive Retirement Plan and has agreed that all benefits payable thereunder are 100% vested, fully earned and non-forfeitable. The Supplemental Executive Retirement Plan is a non-qualified, unfunded deferred compensation plan evidenced by two separate agreements that provide supplemental executive retirement benefits to Messrs. Pullo and Angelo. The agreements are unfunded, but York Financial and York Federal purchased life insurance policies on each executive that are actuarially designed to offset the annual expenses associated with the agreements and provide a complete recovery of all plan costs upon the executive's death. Waypoint Financial and Waypoint Bank, as successor to York Financial and York Federal, are the sole owners of the insurance policies. Distribution of benefits to Messrs. Pullo and Angelo under the Supplemental Executive Retirement Plan has commenced.

         Such insurance policies also fund split dollar agreements with Messrs. Pullo and Angelo, whereby their beneficiaries shall be paid $5,000,000 and $2,500,000, respectively, in the event that the executives should die while employed by York Federal. In the event that the executive is not employed at his death, then the executive's beneficiaries shall receive an amount equal to 4% of the amount that he would receive if the executive died while employed, multiplied by the number of full years of service the executive had completed, up to 25 years of service. Waypoint Financial has agreed to honor all obligations under these plans. All benefits provided for under the split dollar agreements are 100% vested, fully earned and non-forfeitable for any reason, including cause. Waypoint Financial is entitled to an amount equal to the cash value of the insurance policies, less any benefits paid, policy loans and unpaid interest or cash withdrawals previously incurred by York Federal and any applicable surrender charges.

EMPLOYEE STOCK OPTIONS

         Options Outstanding and Exercised During 2003. Set forth below is information concerning the shares acquired upon exercise of options during 2003 by Named Executive Officers, and the number and value of stock options held by Named Executive Officers at December 31, 2003. All share numbers have been adjusted to reflect the 5% stock dividend effective July 17, 2003.


                                                                 NUMBER OF UNEXERCISED          VALUE OF UNEXERCISED
                                 SHARES                                OPTIONS AT             IN-THE-MONEY OPTIONS AT
                                ACQUIRED           VALUE           FISCAL YEAR-END(1)            FISCAL YEAR-END (2)
NAME                          UPON EXERCISE      REALIZED       EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
-----------------------       -------------      --------       -------------------------    -------------------------
Charles C. Pearson, Jr.            --               --              278,007/212,341           $2,168,414/$1,807,351
Robert W. Pullo                 118,744          $1,042,513         282,509/128,100           $3,057,021/$1,084,608
David E. Zuern                     --               --              117,824/124,760           $1,050,314/$1,012,768
James H. Moss                    49,257          $ 474,620           60,592/63,630              $586,328/$467,470
Andrew Samuel                    21,916          $ 117,763            7,562/34,208               $66,239/$288,065
Ray Mead                           --               --               17,010/22889               $147,231/$167,836

(1)  Adjusted for all stock conversions through 12/31/2003

(2) Equals the difference between the aggregate exercise price of such options and the aggregate fair market value of the shares of Common Stock that would be received upon exercise, assuming such exercise occurred on December 31, 2003, at which date the last sale of the Common Stock as quoted on the Nasdaq National Market was at $21.69 per share.



         Options Granted During 2003. Set forth below is information concerning options granted to Named Executive Officers during 2003.

                                                                                        POTENTIAL REALIZED VALUE AT
                                                                                          ASSUMED ANNUAL RATES OF
                                                                                          STOCK PRICE APPRECIATION
                                                        INDIVIDUAL GRANTS                        FOR OPTION
                                           -------------------------------------------   -------------------------
                                           PERCENT OF TOTAL
                                           OPTIONS GRANTE      EXERCISE
                                OPTIONS    TO EMPLOYEES IN     OR BASE     EXPIRATION
         NAME                   GRANTED         FY 2003         PRICE         DATE           5%             10%
------------------------        -------    ----------------    --------    ----------    ---------       ---------
Charles C. Pearson, Jr.         28,349           9.28%          $16.76       03/2013     $ 299,331       $ 755,455
Robert W. Pullo                 11,550           3.78%          $16.76       03/2013     $ 121,954       $ 307,789
                                15,750           5.16%          $17.24       05/2013     $ 171,063       $ 431,732
David E. Zuern                  24,150           7.91%          $16.76       03/2013     $ 254,995       $ 643,558
James H. Moss                   19,950           6.53%          $16.76       03/2013     $ 210,648       $ 531,635
Andrew Samuel                    7,350           2.41%          $16.76       03/2013      $ 77,607       $ 195,865
Ray Mead                         7,349           2.41%          $16.76      03/20113      $ 77,596       $ 195,838


LONG TERM INCENTIVE PLANS - AWARDS IN FISCAL YEAR 2003

                                       ESTIMATED FUTURE PAYOUTS UNDER NON-STOCK
                                       PRICE-BASED PLANS

                                              PERFORMANCE OR
                                              OTHER PERIOD
                            NUMBER OF         UNTIL
                            SHARES, UNITS     MATURATION       THRESHOLD                   TARGET     MAXIMUM
    NAME                    OR OTHER RIGHTS   OR PAYOUT        ($ OR #) */***              ($ OR #)    ($ OR #)
--------------------------- ----------------- ---------------- --------------------------- ---------- ----------
David Zuern                                                    $31,025.00/$16,363.64
Charles Pearson                                                $46,002.15/$16,400.18
Robert Pullo                                                   $28,992.17**/ --
James Moss                                                     $11,781.00/$ 5,191.09
Andrew Samuel                                                  $11,007.50/$ 4,850.18
Ray Mead                                                       $ 6,347.37/$ 2,797.09

* Actual payout authorized for 2001- 2003 performance paid in 2004 based upon total return to shareholders, return on equity and earnings per share.

** Pro-rated for 29 months to reflect May 2003 transition to consultant status.

***  Estimated payout under 2003-2005 cycle for 2003 performance.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

         Waypoint Bank originates consumer loans and loans to purchase or refinance personal residences to its officers, directors and employees. All of these loans are made in the ordinary course of business, on substantially the same terms, as those prevailing at the time for comparable transactions with other persons, and do not involve more than the normal risk of collectibility or present other unfavorable features. Waypoint Bank makes loans available to its officers, directors and employees on a basis consistent with statutory requirements. In 2003, Waypoint made available to officers, directors and employees on a non-discriminatory basis consumer loan discounts. All Officers and employees are eligible to apply for home mortgage loans without underwriting or documentation fees.

         Except as set forth below there have been no material transactions between Waypoint Bank, nor are any material transactions proposed, with any director or executive officer of Waypoint Financial or Waypoint Bank, or any associate of the foregoing persons. Mr. Robert Pullo, Vice-Chairman of the Board through May 22, 2003 continued as a director. He is party to a consulting agreement more fully described on page 16 of the Proxy Statement which was entered into pursuant to the terms of his prior employment agreement forming part of the merger agreement of Harris Financial and York Financial effective in October 2000.

         Federal law requires that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. Federal regulations and Waypoint Bank's internal policy permit executive officers and directors to receive the same terms that are widely available to other employees as long as the director or executive officer is not given preferential treatment compared to the other participating employees, and Waypoint Bank offers minimal interest rate discounts to officers, directors and employees. Except as described above, loans to the Company's current directors, principal officers, nominees for election as directors, security holders known by the Company to own more than 10% of the outstanding Common Stock, or associates of such persons (together, "specified persons"), are made in the ordinary course of business on substantially the same terms as those prevailing at the time for comparable transactions with other than specified persons, and do not involve more than a normal risk of collectibility or present other unfavorable features pursuant to Federal Reserve Board Regulation O (12 C.F.R. Part 215). The largest aggregate amount of extensions of credit outstanding at any time during the fiscal year ended December 31, 2003 to specified persons was $21.5 million, and the amount outstanding at December 31, 2003 was $9.8 million.

         The Company intends that, except as described above, all transactions between the Company and its executive officers, directors, holders of 10% or more of the Common Stock, and affiliates thereof, will contain terms no less favorable to the Company than could have been obtained by it in arms length negotiations with unaffiliated persons and will be approved by a majority of independent outside directors of the Company not having any interest in the transaction for aggregate extensions of credit exceeding $500,000.

                   ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED
                              AT AN ANNUAL MEETING

         Waypoint Financial's Bylaws provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Company by no later than 90 days prior to the anniversary date of the mailing of the proxy materials in connection with the immediately preceding annual meeting of stockholders of the Company. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting, (b) the name and address, as they appear on the Company's books, of the stockholder proposing such business, (c) the class and number of shares of the Company which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business. The chairman of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of the Company's Bylaws, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. This provision is not a limitation on any other applicable laws and regulations. Accordingly, advance written notice of business or nominations to the Board of Directors to be brought before the 2005 Annual Meeting of Stockholders must be given to the Company no later than January 20, 2005.

                              STOCKHOLDER PROPOSALS

         In order to be eligible for inclusion in the Company's proxy materials for the Company's 2005 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office, 235 North Second Street, Harrisburg, Pennsylvania 17101, no later than December 21, 2004. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         KPMG LLP was first engaged on May 28, 2002 and re-engaged on September 18, 2003 and acted as the Company's principal accountant for fiscal year 2003. The Board of Directors is currently engaged in a review of audit services and has not yet appointed an independent public accountant for the fiscal year ending December 31, 2004. Representatives of KPMG LLP are expected to be in attendance at the Annual Meeting, will have the opportunity to make a statement if they desire and will be available to respond to appropriate shareholder questions.

         Arthur Andersen LLP, the independent public accountants who had been engaged by the Company as the principal accountants to audit the Company's consolidated financial statements, was dismissed effective May 28, 2002. The decision to change accountants was recommended by the Audit Committee of the Company's Board of Directors and approved by the Company's Board of Directors.

         The reports of Arthur Andersen LLP on the financial statements of the Company during the two-year period ended December 31, 2001 and through the date of its dismissal did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the two-year period ended December 31, 2001 and the subsequent interim period preceding the dismissal of Arthur Andersen LLP, the Company did not have any disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Arthur Andersen LLP would have caused it to make reference to the subject matter of the disagreement in connection with its reports on our financial statements for such years; and there were no reportable events as defined in Item 304(a) (1) (v) of Regulation S-K. The Company requested Arthur Andersen LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter was provided indicating agreement with the above statements.

         During each of the fiscal years 2000 and 2001 and the subsequent interim period the Company did not consult KPMG LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or any other matters or reportable events as set forth in Item 304 (a) (2) (i) and (ii) of Regulation S-K.

                                  OTHER MATTERS

         The Board of Directors is not aware of any business to come before the Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Meeting, it is intended that the holders of the proxies will act in accordance with their best judgment.

                                  MISCELLANEOUS

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation. The Company's Annual Report on Form 10-K has been mailed to all stockholders of record as of the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.

         The Company intends to deliver only one Annual Report and Proxy Statement to multiple registered shareholders sharing the same address unless it has received contrary instructions from one or more of the security holders. If individual shareholders sharing the same address wish to receive a separate copy of the Annual Report or Proxy Statement they may call or write and request separate copies currently or in the future as follows:

                                   Shareholder Relations
                                   Waypoint Financial Corp.
                                   P.O. Box 1711
                                   Harrisburg, PA  17105-1711
                                   Phone:   717-909-2251
                                   Fax:     717-231-2950




         Registered shareholders sharing the same address and receiving multiple copies of Annual Reports or Proxy Statements may request the delivery of a single copy by writing or calling the above address or phone number.

                                BY ORDER OF THE BOARD OF DIRECTORS


                                S// Richard C. Ruben
                                -------------------------
                                Richard C. Ruben
                                Executive Vice President and Corporate Secretary

Harrisburg, Pennsylvania
April 20, 2004

                         WAYPOINT FINANCIAL CORPORATION
                             AUDIT COMMITTEE CHARTER


PURPOSE

The Audit Committee (the "Committee") is appointed by the Board of Directors (The "Board") of Waypoint Financial Corporation (The "Company"). The primary function of the Committee is to assist the Board in fulfilling its oversight responsibilities to the shareholders, potential shareholders, the investment community and others relating to the Company's financial, operational and compliance information, primarily through:

         o Overseeing management's conduct of the Company's financial reporting process and systems of internal accounting and financial controls;

         o Overseeing the annual independent audit of the Company's financial statements;

         o Monitoring the performance of the Company's internal audit function;

         o Monitoring the independence and performance of the Company's independent auditors;

         o Monitoring the Company's compliance with laws and regulations and ethic programs;

         o Providing an avenue of communication among the independent auditors, management and the Board; and

         o Overseeing corporate governance policies and procedures applicable to the Company.

COMPOSITION

The Committee shall be appointed by the Board and consist of at least three members who are independent of management and the Company. Each member shall satisfy and comply with the independence, experience and financial expertise requirements of NASDAQ and Section 10A of the Securities Exchange Act of 1934, as amended by the Sarbanes-Oxley Act of 2002, and the rules promulgated thereunder. The members must be "financially literate" and, at a minimum, one member must be designated as a "financial expert" as defined by the Sarbanes-Oxley Act of 2002. The Committee shall establish a continuing education program for members.

MEETINGS

The committee shall meet quarterly and/or call special meetings as circumstances dictate. The Board shall appoint a chairperson who will prepare and/or approve an agenda in advance of the meeting and maintain minutes and/or records of meetings and activities of the Committee.

RESPONSIBILITIES AND DUTIES

The primary responsibility of the Committee is to oversee the Company's financial reporting process and annual independent audit on behalf of the Board and report results of their activities to the Board. Management is responsible for preparing the Company's financial statements and the independent auditors are responsible for auditing those financial statements. The Committee should take appropriate action to set the overall corporate "tone" for quality financial reporting, sound business risk practices and ethical behavior.

The Committee is also responsible to act as the Corporate Governance Committee of the Board. In that role, the Committee will review and report to the Board on corporate governance (that is, the relationship between the Board, the stockholders and management in determining the operation and performance of the Company) and recommend to the Board revisions appropriate to the Corporate Governance Practices and Policies applicable to the Company. The Committee will also review all stockholder proposals for action at the Annual Stockholders meeting and recommend action by the Board with respect to each such proposal.

GENERAL

o The Committee shall have the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities.

o The Committee shall have unrestricted access to Company personnel and documents and will be given resources to engage independent counsel, accountants or others as deemed appropriate to discharge its responsibilities.

o The Committee shall review and assess at least annually its charter, responsibilities and performance and shall report and make recommended changes to the Board for their approval.

o The Committee shall ensure inclusion of the then-current charter in the proxy statement at least once every three years and shall prepare annual Committee reports for inclusion in the proxy as required by the Securities and Exchange Commission (SEC).

o The Committee should meet at least annually with management, the Director of Internal Audit and the outside auditors in separate executive sessions to discuss any matters that the Committee or each of these groups believes should be discussed privately.

o The Committee shall establish procedures for receipt, retention and treatment of complaints received by the Company concerning accounting, internal controls or auditing matters and the confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters or other complaints of Corporate or management wrongdoing reported pursuant to the Waypoint Code of Conduct.

Overseeing Management's Conduct of the Company's Financial Reporting Process and Systems of Internal Accounting and Financial Controls

o The Committee shall review the effectiveness of or weaknesses in the Company's internal controls, including computerized information system controls and security, the overall control environment and accounting and financial controls.

o The Committee shall discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

o The Committee shall arrange for periodic reports from management, independent auditors and internal auditor to assess the impact of significant regulatory changes and accounting or reporting developments that may affect the Company.

o Annually review with management and the independent auditor (i) the basis for disclosures made in the annual report to shareholders regarding the control environment of the Company, and (ii) the reports required under the Federal Deposit Insurance Corporation Improvement Act of 1991.

Overseeing the Annual Independent Audit of the Company's Financial Statements

o The Committee shall have a clear understanding with management and the independent auditors that the independent auditor are ultimately accountable to the Board and Committee, as representatives of the Company's shareholders.

o The Committee shall oversee the external audit coverage, including annual retention of the independent auditors, the scope of audit services, audit engagement letters, estimated fees, timing of auditor visits, coordination with internal audit, monitoring of audit results and review of independent auditor's performance and services.

o The Committee shall review the results of the independent auditors' annual audit and interim financial reviews to include: (1) annual financial statements and accompanying footnotes, (2) any significant changes required in the audit plans or scope, (3) any material differences or disputes with management encountered during the course of the audit, (4) any material management letter comments and management's responses to recommendations,
     (5) matters required to be discussed by Statement on Auditing Standards No. 61.

o The Committee is responsible for overseeing the resolution of any disputes between management and the independent auditors.

o The Committee shall inquire into any accounting adjustments that were noted or proposed by the independent auditors but were not recorded in the financial statements.

o The Committee shall review and discuss with management and the independent auditors the Company's audited financial statements to be included in the Company's annual report on Form 10-K and the independent auditors' opinion with respect to such, including any significant material events, transactions or operational issues affecting the financial statements and determine whether to make a recommendation to the Board to include the Company's audited financial statements in the annual report on Form 10-K.

o The Committee shall review and discuss with management and the independent auditors and management the Company's interim financial statements to be included in the Company's quarterly report on from 10-Q prior to filing with the SEC. The Chair of the Committee may represent the entire Committee during any quarterly discussions and make a report to the Committee at the next scheduled Committee meeting.

o The Committee shall review and discuss with management and the independent auditors any significant estimates and judgments underlying the financial statements, all critical accounting policies and major changes to the Company's accounting principles and practices.

o The Committee shall review and discuss the Company's disclosure under "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in any reports or filings with the SEC.

o The Committee shall discuss with management and the independent auditors and approve any material transaction involving the Company and any related party and any material transaction involving the Company and any other party in which the parties' relationship could enable the negotiation of terms on other than an independent, arms'-length basis.

Overseeing the Performance of the Company's Internal Audit Function

o The Committee shall review annually the Internal Audit Department Charter and recommend approval to the Board.

o The Committee shall review annually the internal audit budget, competency and adequacy of staffing levels and audit plan.

o The Committee shall review quarterly material findings of internal audit reviews, management's response and status of corrective actions.

o The Committee shall review the appointment, replacement, performance, and recommended compensation of the Audit Director.

Overseeing the Independence and Performance of the Company's Independent
Auditors

o The Committee shall obtain and review a report from the independent auditors at least annually regarding (a) the independent auditors' internal quality control procedures, (b) any material issues raised in the most recent internal quality review or peer review and any inquiries by governmental or professional authorities regarding the firm's independent audits of other clients, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditors and the Company, including a review and evaluation of the lead partner and taking into account the opinions of management and the Company's internal auditors.

o The Committee must pre-approve any non-audit services to be rendered by the independent auditors in advance of engaging the independent auditors to render such services to ensure services are not prohibited by laws and regulations promulgated by the SEC. The Chair of the Committee may represent the entire Committee provided that any pre-approval granted is reviewed by the Committee at the next scheduled meeting.

o The Committee shall receive written disclosures and the letter from the independent auditors required by the Independence Standards Board, No. 1, "Independence Discussions with Audit Committees," and shall discuss with the independent auditors their independence.

o The Committee shall oversee the establishment of written hiring policies for current and former employees of the independent auditors.

o The Committee shall ensure that the lead audit partner of the independent auditors and the audit partner responsible for reviewing the audit are rotated at least every five years as required by Sarbanes-Oxley Act of 2002.

Monitoring the Company's Compliance with Laws, Regulations and Ethic Programs

o The Committee shall review with management actions taken to monitor compliance with any code or standards of conduct for the Company established by the Board.

o The Committee shall discuss with the Company's legal counsel any legal, tax or regulatory matters, including securities trading practices and any other legal matters that could have a significant, adverse impact on the Company's financial statements.

PROVIDING AN AVENUE OF COMMUNICATIONS AMONG THE INDEPENDENT AUDITORS, MANAGEMENT AND THE BOARD

o The Chair of the Committee shall provide regular reports and review the committee minutes with the Board.

Overseeing Corporate Governance Practices and Procedures Applicable to the
Company

o The Vice Chair of the Committee shall be the individual member of the Committee charged with responsibility for carrying out the corporate governance duties and responsibilities of the Committee.

o The Committee may appoint on an ad hoc basis one or more independent Directors to assist the Committee with its corporate governance duties and responsibilities.

o The Committee will, at least annually, review Company corporate governance and report to the Board its recommendations regarding governance practices and procedures.

o The Committee shall utilize such experts and resources as it deems appropriate in preparing for and reporting to the Board its recommendations regarding stockholder proposals.


         THIS CHARTER WILL BE MADE AVAILABLE ON THE COMPANY'S WEBSITE AT http://www.waypointbank.com. The Audit Committee Charter may be found as follows:

         1.       From our main Web page, first click on "About Waypoint,"

         2. Then, click on "Audit Committee Charter" under the "Corporate Governance Principles" section.






       April 20, 2004                       S//  Charles C. Pearson, Jr.
------------------------------              --------------------------------
            Date                                Charles C. Pearson, Jr.
                                                Chairman of the Board

                                 REVOCABLE PROXY
                            WAYPOINT FINANCIAL CORP.

[X]  PLEASE MARK VOTES                                                                                                    For All
     AS IN THIS EXAMPLE                                                                               For     Withhold    Except
     ANNUAL MEETING OF STOCKHOLDERS                              The election as Directors of the     [ ]       [ ]         [ ]
                       MAY 20, 2004                              Following nominees:
   The undersigned hereby appoints the official proxy
   committee consisting of James H. Moss and Donald Wiest,       Charles C. Pearson, Jr.                Randall L. Horst
   II with full powers of substitution to act as attorneys       Robert L. Simpson                      Frank R. Sourbeer
   and proxies for the undersigned to vote all shares of
   Common Stock of the Company which the undersigned is          Each to serve for a three-year term.
   entitled to vote at the Annual Meeting of Stockholders
   ("Annual Meeting") to be held at the Wyndham
   Harrisburg-Hershey Hotel (formerly known as the
   Harrisburg-Hershey Marriott Hotel), 4650 Lindle Road,         INSTRUCTION: To withhold authority to vote for any individual
   Harrisburg, Pennsylvania, on May 20, 2004, at 9:00 a.m.       nominee, mark "For All Except" and write that nominee's name in
   local time. The official proxy committee is authorized        the space provided below.
   to cast all votes to which the undersigned is entitled        ____________________________________________________
   as follows:
                                                                 PLEASE CHECK BOX IF YOU PLAN                           [   ]
                                                                 TO ATTEND THE ANNUAL MEETING.

                                                                             The Board of Directors recommends a vote
                                                                                   "FOR" Each of the Nominees.

                                                                 THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE
   Please be sure to sign and date                               SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES
   This Proxy in the box below.         Date                     STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL
                                            --------------       MEETING THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE
                                                                 BOARD OF DIRECTORS. AT THE PRESENT TIME THE BOARD OF DIRECTORS
   Stockholder sign above _______________Co-holder (if any)      KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.
   sign above

                                                                 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
 ---------------------------------------------------------------------------------------------------------------------------------

    DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.

                            WAYPOINT FINANCIAL CORP.


Should the above signed be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

The above signed acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a proxy statement dated April 20, 2004, and audited financial statements.

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

                               PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

---------------------------------------------

---------------------------------------------

---------------------------------------------

                                 REVOCABLE PROXY
                            WAYPOINT FINANCIAL CORP.

[X]  PLEASE MARK VOTES                                                                                                    For All
     AS IN THIS EXAMPLE                                                                               For     Withhold    Except
     ANNUAL MEETING OF STOCKHOLDERS                              The election as Directors of the     [ ]       [ ]         [ ]
                       MAY 20, 2004                              Following nominees:
   The undersigned hereby appoints the official proxy        4
   committee consisting of James H. Moss and Donald Wiest,   0   Charles C. Pearson, Jr.         Randall L. Horst
   II with full powers of substitution to act as attorneys   1   Robert L. Simpson               Frank R. Sourbeer
   and proxies for the undersigned to vote all shares of     K
   Common Stock of the Company which the undersigned is          Each to serve for a three-year term.
   entitled to vote at the Annual Meeting of Stockholders
   ("Annual Meeting") to be held at the Wyndham                  INSTRUCTION: To withhold authority to vote for any individual
   Harrisburg-Hershey Hotel (formerly known as the               nominee, mark "For All Except" and write that nominee's name in
   Harrisburg-Hershey Marriott Hotel), 4650 Lindle Road,         the space provided below.
   Harrisburg, Pennsylvania, on May 20, 2004, at 9:00 a.m.
   local time. The official proxy committee is authorized        ____________________________________________________
   to cast all votes to which the undersigned  is entitled
   as follows:
                                                                 PLEASE CHECK BOX IF YOU PLAN                           [   ]
                                                                 TO ATTEND THE ANNUAL MEETING.

                                                                             The Board of Directors recommends a vote
                                                                                   "FOR" Each of the Nominees.


                                                                 THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE
   Please be sure to sign and date                               SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES
   This Proxy in the box below.         Date                     STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL
                                            --------------       MEETING THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE
                                                                 BOARD OF DIRECTORS. AT THE PRESENT TIME THE BOARD OF DIRECTORS
   Stockholder sign above _______________Co-holder (if any)      KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.
   sign above

                                                                 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
 ---------------------------------------------------------------------------------------------------------------------------------

    DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.

                            WAYPOINT FINANCIAL CORP.

Should the above signed be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

The above signed acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a proxy statement dated April 20, 2004, and audited financial statements.

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

                               PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

---------------------------------------------

---------------------------------------------

---------------------------------------------

                                 REVOCABLE PROXY
                            WAYPOINT FINANCIAL CORP.

[X]  PLEASE MARK VOTES                                                                                                    For All
     AS IN THIS EXAMPLE                                                                               For     Withhold    Except
     ANNUAL MEETING OF STOCKHOLDERS                              The election as Directors of the     [ ]       [ ]         [ ]
                       MAY 20, 2004                              Following nominees:
   The undersigned hereby appoints the official proxy        H
   committee consisting of James H. Moss and Donald Wiest,   A   Charles C. Pearson, Jr.         Randall L. Horst
   II with full powers of substitution to act as attorneys   R   Robert L. Simpson               Frank R. Sourbeer
   and proxies for the undersigned to vote all shares of     R
   Common Stock of the Company which the undersigned is      I   Each to serve for a three-year term.
   entitled to vote at the Annual Meeting of Stockholders    S
   ("Annual Meeting") to be held at the Wyndham                  INSTRUCTION: To withhold authority to vote for any individual
   Harrisburg-Hershey Hotel (formerly known as the           E   nominee, mark "For All Except" and write that nominee's name in
   Harrisburg-Hershey Marriott Hotel), 4650 Lindle Road,     S   the space provided below.
   Harrisburg, Pennsylvania, on May 20, 2004, at 9:00 a.m.   O
   local time. The official proxy committee is authorized    P   ____________________________________________________
   to cast all votes to which the undersigned  is entitled
   as follows:
                                                                 PLEASE CHECK BOX IF YOU PLAN                           [   ]
                                                                 TO ATTEND THE ANNUAL MEETING.

                                                                             The Board of Directors recommends a vote
                                                                                   "FOR" Each of the Nominees.


                                                                 THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE
   Please be sure to sign and date                               SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES
   This Proxy in the box below.         Date                     STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL
                                            --------------       MEETING THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE
                                                                 BOARD OF DIRECTORS. AT THE PRESENT TIME THE BOARD OF DIRECTORS
   Stockholder sign above _______________Co-holder (if any)      KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.
   sign above

                                                                 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
 ---------------------------------------------------------------------------------------------------------------------------------

    DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.

                            WAYPOINT FINANCIAL CORP.

Should the above signed be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

The above signed acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a proxy statement dated April 20, 2004, and audited financial statements.

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

                               PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

---------------------------------------------

---------------------------------------------

---------------------------------------------

                                 REVOCABLE PROXY
                            WAYPOINT FINANCIAL CORP.

[X]  PLEASE MARK VOTES                                                                                                    For All
     AS IN THIS EXAMPLE                                                                               For     Withhold    Except
     ANNUAL MEETING OF STOCKHOLDERS                              The election as Directors of the     [ ]       [ ]         [ ]
                       MAY 20, 2004                              Following nominees:
   The undersigned hereby appoints the official proxy        R
   committee consisting of James H. Moss and Donald Wiest,   R   Charles C. Pearson, Jr.         Randall L. Horst
   II with full powers of substitution to act as attorneys   P   Robert L. Simpson               Frank R. Sourbeer
   and proxies for the undersigned to vote all shares of
   Common Stock of the Company which the undersigned is          Each to serve for a three-year term.
   entitled to vote at the Annual Meeting of Stockholders
   ("Annual Meeting") to be held at the Wyndham                  INSTRUCTION: To withhold authority to vote for any individual
   Harrisburg-Hershey Hotel (formerly known as the               nominee, mark "For All Except" and write that nominee's name in
   Harrisburg-Hershey Marriott Hotel), 4650 Lindle Road,         the space provided below.
   Harrisburg, Pennsylvania, on May 20, 2004, at 9:00 a.m.
   local time. The official proxy committee is authorized        ____________________________________________________
   to cast all votes to which the undersigned  is entitled
   as follows:
                                                                 PLEASE CHECK BOX IF YOU PLAN                           [   ]
                                                                 TO ATTEND THE ANNUAL MEETING.

                                                                             The Board of Directors recommends a vote
                                                                                   "FOR" Each of the Nominees.


                                                                 THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE
   Please be sure to sign and date                               SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES
   This Proxy in the box below.         Date                     STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL
                                            --------------       MEETING THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE
                                                                 BOARD OF DIRECTORS. AT THE PRESENT TIME THE BOARD OF DIRECTORS
   Stockholder sign above _______________Co-holder (if any)      KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.
   sign above

                                                                 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
 ---------------------------------------------------------------------------------------------------------------------------------

    DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.

                            WAYPOINT FINANCIAL CORP.

Should the above signed be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

The above signed acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a proxy statement dated April 20, 2004, and audited financial statements.

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

                               PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

---------------------------------------------

---------------------------------------------

---------------------------------------------

                                 REVOCABLE PROXY
                            WAYPOINT FINANCIAL CORP.

[X]  PLEASE MARK VOTES                                                                                                    For All
     AS IN THIS EXAMPLE                                                                               For     Withhold    Except
     ANNUAL MEETING OF STOCKHOLDERS                              The election as Directors of the     [ ]       [ ]         [ ]
                       MAY 20, 2004                              Following nominees:
   The undersigned hereby appoints the official proxy        W
   committee consisting of James H. Moss and Donald Wiest,   A   Charles C. Pearson, Jr.         Randall L. Horst
   II with full powers of substitution to act as attorneys   Y   Robert L. Simpson               Frank R. Sourbeer
   and proxies for the undersigned to vote all shares of     P
   Common Stock of the Company which the undersigned is      O   Each to serve for a three-year term.
   entitled to vote at the Annual Meeting of Stockholders    I
   ("Annual Meeting") to be held at the Wyndham              N   INSTRUCTION: To withhold authority to vote for any individual
   Harrisburg-Hershey Hotel (formerly known as the           T   nominee, mark "For All Except" and write that nominee's name in
   Harrisburg-Hershey Marriott Hotel), 4650 Lindle Road,         the space provided below.
   Harrisburg, Pennsylvania, on May 20, 2004, at 9:00 a.m.   E
   local time. The official proxy committee is authorized    S   ____________________________________________________
   to cast all votes to which the undersigned  is entitled   O
   as follows:                                               P
                                                                 PLEASE CHECK BOX IF YOU PLAN                           [   ]
                                                                 TO ATTEND THE ANNUAL MEETING.

                                                                             The Board of Directors recommends a vote
                                                                                   "FOR" Each of the Nominees.


                                                                 THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE
   Please be sure to sign and date                               SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES
   This Proxy in the box below.         Date                     STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL
                                            --------------       MEETING THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE
                                                                 BOARD OF DIRECTORS. AT THE PRESENT TIME THE BOARD OF DIRECTORS
   Stockholder sign above _______________Co-holder (if any)      KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.
   sign above

                                                                 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
 ---------------------------------------------------------------------------------------------------------------------------------

    DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.

                            WAYPOINT FINANCIAL CORP.

Should the above signed be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

The above signed acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a proxy statement dated April 20, 2004, and audited financial statements.

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

                               PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

---------------------------------------------

---------------------------------------------

---------------------------------------------